As filed with the Securities and Exchange Commission on February 26, 1999.

                                                   File No. 33-58512
                                                   File No. 811-7514


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No.   |_|

                       Post-Effective Amendment No. 10 |X|

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940       |X|

                              Amendment No. 11         |X|

          RWB/WPG U.S. LARGE STOCK FUND (FORMERLY U.S. LARGE STOCK FUND
               (Exact name of Registrant as Specified in Charter)

                             ONE NEW YORK PLAZA, NEW
                              YORK, NEW YORK 10004
                              (Address of Principal
                             Executive Offices) (Zip
                                      Code)

                   Registrant's Telephone Number: 800-223-3332

                        JAY C. NADEL, WEISS, PECK & GREER
                             ONE NEW YORK PLAZA, NEW
                              YORK, NEW YORK 10004
                              (Name and Address of
                               Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                  Hale and Dorr
                                 60 State Street
                                Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b), or on _______________ pursuant to paragraph (b), or
 ___ 60 days after filing pursuant to paragraph (a)(1), or
  X  on May 1, 1999 pursuant to paragraph (a)(1), of Rule 485
 ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
 ___ on _______________ pursuant to paragraph (a)(2) of Rule 485.

                               RWB/WPG U.S. LARGE
                                   STOCK FUND



                                   Prospectus
                                   May 1, 1999


                              Reinhardt Werba Bowen
                              1190 Saratoga Avenue
                                    Suite 200
                           San Jose, California 95129
                          800-366-7266 -- Extension 124

















          The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    CONTENTS
------------------------------------------------------------------------------


       Risk/Return Summary..................................................   3
       More about the fund's investments and risks..........................   5
       Management of the fund...............................................   6
       How to buy shares....................................................   7
       How to redeem shares.................................................   8
       Other shareholder service information and share price................   9
       Dividends, distributions and taxes...................................  10
       Financial highlights.................................................  11
       For More Information.................................................  12


WHO MAY INVEST

Shares of the fund are offered exclusively to individuals, institutions and other entities that are advisory clients of Reinhardt Werba Bowen Advisory Services.

RISK/RETURN SUMMARY
-------------------------------------------------------------------------------


INVESTMENT GOAL
The fund's investment goal is total return through investing in equity securities of U.S. companies with large market capitalizations.
-------------------------------------------------------------------------------


PRINCIPAL INVESTMENTS
The fund invests substantially all, and at least 65% of its assets, in common stocks of U.S. companies with large market capitalizations.

     Although the fund is generally fully invested in common stocks, the fund may on occasion, instead of purchasing and selling common stocks directly, invest in depository receipts and other investment companies which seek to replicate the price performance and dividend yield of the S&P 500 Index and may use derivative contracts (such as futures on the S&P 500 Index).

-------------------------------------------------------------------------------


PRINCIPAL STRATEGIES
The adviser uses quantitative techniques to analyze the companies included within the S&P 500 Index. Using a proprietary multi-factor model that considers value characteristics, the adviser:

   - Identifies stocks from among this group that are selling at low relative prices in light of their earnings expectations.
   - Assesses the level of risk associated with each stock, and identifies stocks with the maximum expected return at each acceptable level of risk.

Based on this information, the adviser selects the combination of stocks, together with their appropriate weightings, that it believes will optimize the fund's risk/return ratio. The adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the fund's portfolio similar to those of the S&P 500 Index. Although the fund's portfolio will not contain all the stocks included in the S&P 500 Index, it is expected that the fund's performance will be highly correlated with the performance of the S&P 500 Index.

The portfolio is rebalanced regularly to maintain the optimal risk/return trade-off.
-------------------------------------------------------------------------------


PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:
   -     The U.S. stock market goes down.
   - Stocks of large capitalization companies temporarily fall out of favor with investors.
   - Companies in which the fund invests suffer unexpected losses or lower than expected earning
   - The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's common stock proves to be wrong.
   - The factors considered by the multi-factor model select for investment, stocks that underperform the S&P 500 Index.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

--------------------------------------------------------------------------------


         WHO MAY WANT TO INVEST
         The fund may be appropriate if you:

   -     Are pursuing a long-term goal, such as
         investing for retirement
   - Are seeking higher long-term returns associated with an investment in stocks, and can accept a higher level of risk
   - Are seeking to diversify your portfolio by investing in a portfolio of common stocks of large companies
   -     Are seeking an objective, disciplined
         investment process



         WHO MAY NOT WANT TO INVEST
         The fund may not be appropriate if you:

   -     Are pursuing a short-term investment goal
   -     Want stability of principal
   -     Desire a high level of current income

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund. The table shows how the fund's average annual returns for different calendar periods, and since inception on June 8, 1993, compared to those of the S&P 500 Index, an unmanaged index of common stocks.




[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS THE CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR OVER THE LIFE OF THE FUND.]


                       AVERAGE ANNUAL TOTAL RETURNS
                (for the periods ended December 31, 1998)

                          1 YEAR          5 YEARS     SINCE INCEPTION
                          ------          -------     ---------------
     Fund                 24.51%          21.08%          19.82%
     S&P 500              28.76%          24.15%          22.65%
     Index

              FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS
     Best:         18.28% in the 4th quarter of 1998
     Worst:       -10.73% in the 3rd quarter of 1998



   *From June 9, 1993 through December 31, 1998
   The fund's past performance does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                None
(paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES
(paid by the fund as a % of fund net assets)

             Management fee(1)                  0.26%

             12b-1 distribution fees            None

             Other expenses(1)                  0.27%
                                                -----
             Total operating expenses(1)        0.53%
                                                ====
-----------------------
(1) Because the adviser agreed to cap the fund's expenses, the fund's actual expenses for fiscal 1998 were:
         Management fee                     0.15%
         Other expenses                     0.27%
                                            -----
         Total operating expenses           0.42%
                                            =====


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         ------    -------    -------    --------
Expenses (without cap)      $54      $170       $296        $665

Expenses (with cap)         $43      $135       $235        $530

The example assumes:
   -    You invest $10,000 for the periods shown
   -    You redeem at the end of each period
   - You reinvest all distributions and dividends without a sales charge
   -    The fund's operating expenses have remained the same
   -    Your investment has a 5% return each year

                   MORE ABOUT THE FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


The Risk/Return Summary for the fund describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain portfolio management techniques that the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (SAI).


EQUITY INVESTMENTS          Although the fund invests primarily in
                            common stocks of companies with large market capitalizations, the fund may invest in all other types of equity securities, including exchange-traded and over-the-counter preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. A company is considered to be large cap if it has a public market capitalization of at least $4 billion.

FIXED INCOME INVESTMENTS    The fund may invest up to 10% of
                            its assets in fixed income securities of all kinds.
                            These fixed income securities will be rated at least
                            AA by Standard & Poor's or Aa by Moody's or their equivalent ratings by other rating agencies or, if unrated, determined by the adviser to be of comparable credit quality. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

DERIVATIVE CONTRACTS        The fund may, but need not, use derivative
                            contracts for either of the following purposes: to hedge against adverse changes caused by changes in stock market prices in the market value of its securities or securities to be bought; or as a substitute for buying or selling securities.

                            Examples of derivative contracts include: futures and options on securities and securities indices; and options on these futures. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. derivatives can also make the fund less liquid and harder to value, especially in declining markets.

INVESTMENT GOALS            The fund's investment goal is not fundamental
                            and may be changed without shareholder approval by the fund's board of trustees. If there is a change in the fund's investment goal, you should consider whether the fund remains an appropriate investment.

THE ADVISER                 Weiss, Peck & Greer, L.L.C. serves as the
                            fund's investment adviser. WPG is headquartered at One New York Plaza, New York, New York 10004, and is a subsidiary of Robeco Groep N.V., A Dutch public limited liability company. FoundeD in 1929, Robeco is one of the world's oldest asset management organizations. As of the date of this prospectus, Robeco had approximately $95 billion in assets under management, including $17 billion managed directly by WPG. WPG, which has over 28 years experience as an investment adviser to institutional and individual clients, is a member firm of the New York
                            Stock Exchange.

                            Subject to the general supervision of the fund's boards of trustees, WPG manages the fund's portfolio and is responsible for the selection and management of all portfolio investments of the fund in accordance with the fund's investment objective and policies.




THE PORTFOLIO
MANAGER



                                    PORTFOLIO MANAGER     SINCE     PAST 5 YEARS' BUSINESS EXPERIENCE
THE PORTFOLIO MANAGER IS            -----------------     -----     ---------------------------------
PRIMARILY RESPONSIBLE FOR THE
DAY-TO-DAY OPERATION OF THE FUND.
                                   Daniel J. Cardell      1996      Managing director of the adviser.  Prior thereto, senior vice president and director of equities for the Bank of America.



MANAGEMENT                  FEE For the fiscal year ended December 31, 1998, the
                            fund paid WPG a management fee at the annual rate of 0.15% of the fund's average daily net assets, after a voluntary waiver by WPG. The management fee decreases from 0.26% of average daily net assets of assets up to $500 million to 0.20% of average daily net assets of assets in excess of $2 billion.


The Administrator           WPG also acts as the fund's
                            administrator. As administrator, WPG provides personnel for supervisory, administrative, accounting and clerical functions; oversees the performance of administrative and professional services to the fund by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For its administrative services, WPG does not currently receive any compensation.

Expense Cap                 WPG has voluntarily agreed to limit the fund's
                            total operating expenses (excluding extraordinary expenses) to 0.42% of the fund's average daily net assets. WPG has no current intention of modifying or discontinuing the expense limitation but may do so in the future at its discretion.

Year 2000 Challenge         Many computer software systems in use today cannot
                            properly process date-related information after
                            December 31, 1999. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the fund. In addition, the cost of addressing Year 2000 compliance may adversely affect the issues of individual securities held by the fund. The adviser has made Year 2000 compliance a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue for its computer systems. The adviser has also been informed that comparable steps are being taken by the fund's other major service providers. The adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser. However, non- compliant computer systems in general could have a material adverse effect on the fund's business, operations or financial condition. Additionally, the fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of portfolio securities.

HOW TO BUY SHARES
--------------------------------------------------------------------------------




IN GENERAL                  Shares of the fund may be purchased only by
                            investment advisory clients of Reinhardt Werba Bowen
                            Advisory Services ("RWB"). RWB is a registered investment adviser organized in 1975 and located in San Jose, California.

                            Because shares of the fund are available only to clients of RWB, you must have an account agreement with RWB before you may invest in the fund. Please call RWB at 1-800-366-7266 -- Extension 124 for more information regarding the services provided by RWB, including how to purchase fund shares.

                            The fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. If your purchase is cancelled due to nonpayment or because your check does not clear (and as a result, your account must be redeemed), you will be responsible for any loss incurred by the fund.

INVESTMENT                  The fund currently does not have any minimum
MINIMUM                     investment or account requirements, although it may
                            establish minimum account balance requirements in the future.

THROUGH AN AUTHORIZED       Financial Institutions approved by RWB are
FINANCIAL                   authorized to hold your fund shares as well as
INSTITUTION                 shares of other mutual funds and your other
                            investment securities. Approved financial institutions include certain banks and brokerage firms. In consideration of these services, financial institutions may charge you a fee -- no part of which will be received by the fund or WPG.

SHARE PRICE                 Purchase orders for fund shares
                            are priced at the fund's net asset value next determined after receipt of the purchase order by an authorized financial institution, provided that the order has been received by the fund (or its agents) prior to its close of business. Your financial institution is responsible for timely transmittal of your purchase order to RWB or other fund agent. See "How Shares of the Fund are Valued."

SHARE CERTIFICATES          The fund will not issue share certificates.

HOW TO REDEEM SHARES
-------------------------------------------------------------------------------



IN GENERAL                  As with purchases of fund shares,
                            redemptions will be effected by the fund based on instructions it receives from RWB.

                            Subject to the restrictions outlined below, you may redeem all or any part of your shares in the fund at a price equal to the net asset value next computed following receipt and acceptance of your redemption request in proper form by the fund or its agents.
                            A redemption is a taxable transaction that may result in a tax liability for you.

                            Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the fund or its agents. If you wish to have your redemption proceeds wired to your checking or bank account, you may so elect. Currently, the fund's transfer agent charges a fee for wire transfers.

                            You cannot redeem shares by facsimile. In addition, the fund cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

BY MAIL You may submit a written redemption request in proper form directly to the fund, Attention RWB/WPG U.S. Large Stock Fund, One New York Plaza, New York, New York 10004. No charge is imposed on any redemption request processed directly by the fund.

BY TELEPHONE                You may authorize telephone redemptions by
                            marking the appropriate boxes on your account application and providing the information requested in the application. To redeem shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the fund is open. Telephone redemption requests made after 4:00 p.m. Eastern time will not be accepted. See "More about Telephone Redemptions" below.

THROUGH AN AUTHORIZED       You may transmit your redemption request to the fund
FINANCIAL                   through an authorized financial institution.
INSTITUTION                 Financial institutions maycharge you a fee for this
                            service -- no part of which will be received by the fund or WPG.

PROPER FORM                 To be in proper form, your redemption request must
                            include:

                            -  Name of the fund
                            -  Account number
                            -  Dollar amount or number of shares to redeem
                            - Signature of each owner exactly as account is registered
                            - Signature guarantees, if your proceeds are being sent to an address or person other than those listed on the account registration
                            - Any other documentation required by the fund's transfer agent or adviser (generally required for redemptions by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans)

                            If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

SIGNATURE                   You can obtain a signature guarantee from most
GUARANTEES                  banks, dealers, brokers, credit unions and federal
                            savings and loans, but not from a notary public.

OTHER SHAREHOLDER SERVICE INFORMATION AND SHARE PRICE
--------------------------------------------------------------------------------



SHAREHOLDER                 RWB services shareholders' accounts with the fund.
SERVICING AGENT             These shareholder services include but are not
                            limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the fund's performance; and providing to investors upon request, information concerning the operation of the fund and their investment in the fund. RWB and the fund may amend the shareholder services described in this prospectus or change the terms or conditions relating to such services upon 60 days' notice to shareholders.

                            In consideration of these services, the fund pays to RWB a fee equal, on an annual basis, to 0.10% of the fund's average daily net assets.

SHAREHOLDER                 If you have any questions about the fund or the
INQUIRIES                   shareholder services described in this prospectus,
                            please call RWB at 1-800-366-7266 -- extension 124.
                            Written inquiries should be sent to RWB at its address shown on the front cover of this prospectus.

SHAREHOLDER CONFIRMATIONS,  Each time you buy or sell shares you will receive a
STATEMENTS AND REPORTS      confirmation statement for that transaction. In
                            addition, following each distribution from the fund, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in shares of the fund, including your current share balance with the fund. The fund will also send you shareholder reports no less frequently than semi-annually. You also will receive, shortly after year-end, tax information about your account with the fund.



HOW SHARES OF THE FUND      The fund's net asset value per share is calculated
ARE VALUED                  as of the close of regular trading on the New York
                            Stock Exchange, normally 4:00 p.m. Eastern time, every day the Exchange is open for regular trading.
                            The net asset value per share, calculated as described below, is effective for all orders received in good order by the fund or its agents prior to the close of regular trading on the Exchange for that day. Orders received by the fund or its agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed. The Exchange is generally open Monday through Friday except for most national holidays.


                            The net asset value (NAV) of the fund's shares is determined by adding the value of all securities, cash and other assets of the fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the fund.

                            For purposes of calculating the fund's NAV, securities (other than certain money market instruments) are valued primarily based on market quotations. If market quotations are not available, then the fair value of the securities is determined by a valuation committee appointed by the Board of Trustees. If the fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. The fund may use pricing services to value bonds and other fixed income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.


MORE ABOUT                  The fund may use identification procedures, such as
TELEPHONE REDEMPTIONS       providing written confirmation of telephone exchange
                            transactions and tape recording of telephone exchange requests, to confirm that a telephone redemption request is genuine. The fund may refuse any request made by telephone and may limit the amount involved or the number of telephone requests made by any shareholder. (Such exchange requests may, however, be made in writing in accordance with procedures described in "How to redeem shares.")
                            During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to the heavy volume. During such times, please consider placing your order by mail.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------



DIVIDENDS                 The fund normally pays dividends and distributes
AND DISTRIBUTIONS         capital gains, if any, annually. Such distributions
                          are primarily from capital gains. The fund may pay additional distributions and dividends at other times if necessary to avoid federal tax. Unless you instruct otherwise, capital gain distributions and dividends are reinvested in additional fund shares.
                          The fund's distributions and dividends, whether received in cash or reinvested in additional fund shares, are subject to federal income tax. You do not pay a sales charge on reinvested distributions or dividends.





TAXES In general, distributions and share transactions are taxed as follows:

                          TRANSACTION             FEDERAL INCOME TAX STATUS
                          -----------             -------------------------

                          Redemption of shares    Usually capital gain or loss;
                                                  long-term only if shares
                                                  owned more than one year

                          Long-term capital gain Long-term capital gain distributions

                          Short-term capital gain Ordinary income
                          distributions

                          Dividends               Ordinary income

                          Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

                          After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any reportable redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the performance of the fund for the past five years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements are included in the annual report (available upon request).



RWB/WPG U.S. LARGE STOCK FUND
FINANCIAL HIGHLIGHTS                                                    (FOR THE YEARS ENDED DECEMBER 31,)



                                                          1998             1997            1996            1995           1994
                                                          ----             ----            ----            ----           ----
Per Share Data:
   Net Asset Value at Beginning of Year ......   $         7.43  $         6.65  $         6.39  $         5.05  $         5.16
                                                 --------------  --------------  --------------  --------------  --------------

      Net Investment Income ..................             0.14            0.12            0.13            0.13            0.14
      Net Realized and Unrealized Gain/(Loss)
          on Investments .....................             1.65            1.93            1.12            1.58           (0.14)
                                                 --------------  --------------  --------------  --------------  --------------
   Total Income from Operations ..............             1.79            2.05            1.25            1.71            0.00
                                                 --------------  --------------  --------------  --------------  --------------

      Dividends from Net Investment Income ...            (0.13)          (0.11)          (0.12)          (0.13)          (0.11)
      Distributions from Capital Gains .......            (1.46)          (1.16)          (0.87)          (0.24)           0.00
                                                 --------------  --------------  --------------  --------------  --------------
   Total Distributions .......................            (1.59)          (1.27)          (0.99)          (0.37)          (0.11)
                                                 --------------  --------------  --------------  --------------  --------------

   Net Asset Value End of Year ...............   $         7.63  $         7.43  $         6.65  $         6.39  $         5.05
                                                 ==============  ==============  ==============  ==============  ==============


Total Return .................................            24.51%          30.83%          19.33%          33.81%           0.06%
Net Assets at End of Period (000's) ..........   $      186,896     $   212,951     $   200,226     $   174,161     $   106,850

Ratios:
   Ratio of Expenses to Average Net Assets (a)             0.42%           0.51%           0.59%           0.69%           0.75%
   Ratio of Net Investment Income to Average
      Net Assets (a) .........................             1.21%           1.46%           1.86%           2.26%           2.65%
   Portfolio Turnover Rate ...................             24.2%           54.2%           59.6%           27.1%           36.2%



(a) The Advisor agreed not to impose its full fee from inception through December 31, 1998. Had the Advisor not so agreed, the ratio of expenses and net investment income to average net assets would have been 0.79% and 2.61% for the year ended 12/31/94, 0.74% and 2.21% for the year ended 12/31/95, 0.62% and 1.83% for the year ended 12/31/96, 0.53% and 1.44% for the year ended 12/31/97, and 0.53% and 1.10% for the year ended 12/31/98, respectively. The custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

-----------------------------------------------------------------------------

                      RWB/WPG U.S. LARGE STOCK FUND

-----------------------------------------------------------------------------


FOR MORE INFORMATION

If you want more information about the fund, the following documents are available upon request:

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated into this prospectus by reference.


   Investment Company Act file number       811-7514

HOW TO OBTAIN THIS INFORMATION

You may get free copies of the fund's shareholder reports and the SAI by contacting RWB at:

   Address:    1190 Saratoga Avenue
               Suite 200
               San Jose, California 95129

   Telephone:  1-800-366-7266 -- Extension 124

You can review the fund's shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text- only copies of these documents for free from the SEC's website at HTTP://WWW.SEC.GOV, or for a fee by writing to or calling:

   Address:    Public Reference Room
               Securities and Exchange Commission
               Washington, D.C. 20549-6009

   Telephone:  1-800-733-0330



-------------------------------------------------------------------------------


IF SOMEONE MAKES A STATEMENT THAT IS NOT IN THIS PROSPECTUS ABOUT THE FUND, YOU SHOULD NOT RELY UPON THAT INFORMATION. NEITHER THE FUND NOR ITS DISTRIBUTOR IS OFFERING TO SELL SHARES OF THE FUND TO ANY PERSON TO WHOM THE FUND MAY NOT LAWFULLY SELL ITS SHARES.

                          RWB/WPG U.S. LARGE STOCK FUND



                             A No-Load, Diversified

                                   Mutual Fund


               --------------------------------------------------


                             STATEMENT OF ADDITIONAL

                                   INFORMATION

               --------------------------------------------------

                                   May 1, 1999





This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the RWB/ WPG U.S. Large Stock Fund dated May 1, 1999, as amended and/or supplemented from time to time (the "Prospectus"), a copy of which may be obtained without charge by writing to RWB/WPG U.S. Large Stock Fund, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129 or by calling 1-(800)-366-7266 -- EXT. 124.





Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. Investors can obtain free copies of reports and the Prospectus by contacting the Fund at the phone number above. The Fund's financial statements, which are included in the 1998 annual reports to shareholders, are incorporated by reference into this SAI.






THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                      PAGE

INVESTMENT OBJECTIVE AND POLICIES.........................................3



INVESTMENT RESTRICTIONS.................................................. 6

INVESTMENT ADVISER, ADMINISTRATOR AND

  PRINCIPAL UNDERWRITER ................................................. 7




TRUSTEES AND OFFICERS....................................................10


HOW TO PURCHASE SHARES...................................................17

REDEMPTION OF FUND SHARES................................................17

SHAREHOLDER SERVICES.....................................................18

NET ASSET VALUE..........................................................18

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS..................................18

PORTFOLIO BROKERAGE......................................................22

PORTFOLIO TURNOVER.......................................................24

ORGANIZATION ............................................................25

PERFORMANCE INFORMATION..................................................26

PERFORMANCE SUMMARY......................................................27

CUSTODIAN................................................................27

TRANSFER AGENT...........................................................27

INDEPENDENT AUDITORS ....................................................27

FINANCIAL STATEMENTS.....................................................27

                        INVESTMENT OBJECTIVE AND POLICIES

            RWB/WPG U.S. Large Stock Fund (the "Fund") is a registered no-load, diversified open-end management investment company organized as a Delaware business trust on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S.
Large Stock Fund."

            The investment objective, policies and restrictions of the Fund may be changed or altered by the Board of Trustees of the Fund (the "Board"), without shareholder approval except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which the Fund may invest and certain other investment policies are described in the Fund's Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus.

            The Fund offers investment advisory clients of Reinhardt Werba Bowen Advisory Services, 1190 Saratoga Avenue, Suite 200, San Jose California 95129 ("RWB"), a registered investment adviser, the opportunity to participate in a portfolio of securities primarily of large market capitalization U.S.
companies.

FUTURES TRANSACTIONS

            The Fund may enter into transactions for the purchase or sale of futures contracts based on the S&P 500 Index which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

            FUTURES CONTRACTS ON INDICES. Futures contracts on indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value or level of the index on which the futures contract is based.


            HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish with more certainty than would otherwise be possible the value of or effective rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated decline in securities prices or rise in interest rates that would adversely affect the value of the Fund's portfolio securities. If, in the opinion of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser (the "Adviser" or "WPG"), there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on the S&P 500 Index, the Fund may enter into futures contracts on the S&P 500 Index as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the purchase of particular securities when it has the necessary cash, but expects the price or rate of return then available in the securities market to be less favorable than prices or rates that are currently available in the futures markets.

            LIMITATIONS AND RISKS OF FUTURES TRANSACTIONS. The Fund may engage in futures transactions for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. In utilizing futures for hedging the Fund will determine that the price fluctuations in the futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and options (less any related margin deposits), will be segregated on the Fund's records or deposited in a segregated account with the Fund's custodian to collateralize the position, thereby insuring that the use of such futures contracts and options is unleveraged. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures position (purchases futures contracts) the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the securities market at the time when the futures position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of the market value of the Fund's net assets, after taking into account unrealized gains and losses on such positions.

            The use of futures contracts entails certain risks, including, but not limited to the following: no assurance that futures transactions can be offset at favorable prices; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the initial face amount of the futures contracts themselves. The use of futures contracts requires special skills in addition to those needed to select portfolio securities. If the expectations of the adviser regarding movements in securities prices are incorrect, the Fund may have experienced better investment results without the use of futures contracts.


            The Fund will incur brokerage fees in connection with its futures transactions, and it will be required to deposit and maintain funds with its brokers as margin to guarantee performance of its futures obligations. In addition, while futures contracts may be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while the Fund may benefit from the use of such contracts, unanticipated changes in stock market prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

            The Fund will be required, in connection with transactions in futures contracts to make margin deposits, which will be held by the Fund's custodian for the benefit of the merchant through whom the Fund engages in such futures and options transactions. In the case of futures contracts thereon requiring the Fund to purchase securities, the Fund must segregate cash or liquid securities in an account maintained by the custodian to cover such contracts. Cash or liquid securities required to be in a segregated account will be marked to market daily.


            To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.


            Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Positions in futures may be closed out only on an exchange which provides a secondary market for such futures. The Fund will enter into futures positions only if there appears to be a liquid secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin for futures contracts. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it had insufficient cash to meet the daily maintenance margin requirements. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolios.

DEPOSITORY RECEIPTS

            With respect to foreign securities included in the S&P 500 Index, the Fund may purchase American Depository Receipts. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent the Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. However, the Fund intends to invest in ADRs that are issued in a program sponsored by the issuer of the underlying securities.

REPURCHASE AGREEMENTS

            The Fund may enter into repurchase agreements in order to generate additional current income. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a United States Government obligation, from a financial institution subject to resale to the financial institution at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Repurchase agreements of more than one week's duration are subject to the Fund's limitation on investments in illiquid securities.


            The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures. In addition to the risk of the seller's default or a decline in value of the underlying security, the Fund also might incur disposition costs in connection with liquidating the underlying securities.

            Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest. The Fund will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. The Fund will maintain a segregated account with the custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

OTHER INVESTMENT COMPANIES
            The Fund may, subject to authorization by its Board of Trustees, invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, the Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board does not intend to authorize investing in this manner at this time.

            The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.


EURODOLLAR AND YANKEE DOLLAR INVESTMENTS

            The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

            The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

            When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

            The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

            The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

            When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.


                             INVESTMENT RESTRICTIONS

            The Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of its outstanding shares (a term which in this Statement of Additional Information means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the
Fund). So long as these fundamental restrictions are in effect, the Fund may not:

            1. Purchase or sell real estate including securities of real estate limited partnerships, but the Fund may invest in securities of companies engaged in the real estate business.

            2. Issue senior securities except as permitted by the Investment Company Act of 1940, as amended, and except that the Fund may issue shares of its beneficial interest in multiple classes or series, or borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

            3. Make loans, except that this restriction shall not prohibit the making of securities loans, the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, or the entry into repurchase agreements.

            4. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities in accordance with its investment objective and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

            5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

            6. Invest in commodities or in commodities contracts except that the Fund may purchase and sell financial futures contracts on the S&P 500 and related options, and the Fund may purchase securities on a when-issued, stand-by or forward commitment basis.

            7. With respect to 75% of its total assets, purchase any security, if as a result: (i) more than 5% of its total assets would be invested in securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or (ii) the Fund would own more than 10% of the voting securities of any issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

            In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

            (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

            (b) Purchase securities of any other investment company except as permitted by the Investment Company Act.

            (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

            (d) Invest more than 15% of its net assets in securities which are illiquid.

            (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

            All percentage limitations (except for limitations on borrowing) apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be treated as a violation.

                      INVESTMENT ADVISER AND ADMINISTRATOR



INVESTMENT ADVISER

            As stated in the Prospectus, Weiss, Peck & Greer L.L.C., One New York Plaza, New York, New York 10004 ("WPG" or the "Adviser"), serves as investment adviser to the Fund.


            On or about September 9, 1998, Robeco Groep N.V., a Dutch public limited liability company ("Robeco"), acquired all of the outstanding equity interests of the Adviser from its prior owners (the "Acquisition"). As a result of the Acquisition, the Adviser is an indirect, wholly-owned subsidiary of Robeco. Robeco is a Dutch corporation that was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.






           The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V., (3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligarie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V., (9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V., (12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S.

investment advisers, in addition to being the parent company of WPG.


            The Robeco Group. through its subsidiaries, has approximately 2500 employees worldwide. Of the approximately $95 billion in assets under management at December 31, 1998, approximately $44 billion was managed in the U.S.

            In connection with the Acquisition, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Fund or the Adviser (the "Independent Trustees"), approved the Fund's current investment advisory agreement (the "Agreement") at a meeting held on May 19, 1998. The Agreement was approved by a

"majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund at a special meeting of shareholders held on July 29, 1998, and became effective upon the consummation of the Acquisition. Except for the dates of execution, effectiveness and termination, the terms of the Agreement are substantially identical to the terms of the investment advisory agreement which was in effect immediately prior to the Acquisition.


            Pursuant to the Agreement, the Adviser supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Adviser also pays the compensation of all Trustees who are "interested persons" (as defined in the Investment Company Act) of the Adviser except for Mr. Alan Werba, who is compensated by Reinhardt Werba Bowen.

            The Fund pays administration fees, taxes, brokerage fees and commissions on portfolio transactions, interest, legal and accounting fees, organizational expenses of the Fund, fees of custodians and transfer agents, costs of share certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy materials, costs in connection with the preparation and distribution of periodic reports to shareholders, insurance premiums, expenses of an extraordinary and nonrecurring nature, the compensation of non-executive employees of the Fund and fees of Trustees who are not "interested persons" of the Adviser.


            For its investment advisory services under the Agreement, the Adviser is entitled to receive a monthly fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.26% up to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter. For the fiscal years ended December 31, 1996 , 1997 and 1998, the Fund paid under its prior advisory agreement with the Adviser the Adviser advisory fees of $545,737 , $503,366 and $298,867, respectively, after the expense limitation. Had the Adviser not voluntary agreed to limit the Fund's expenses, the Fund would have paid the Adviser advisory fees of $547,177 , $539,408 and $500,974, respectively. Prior to April 1, 1996, the Fund paid an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.31% up to $200 million, 0.26% from $200 million to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter.

            The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during any entire monthly period. The Adviser has agreed to limit total fund operating expenses to certain levels, as further described under "Management of the Fund" in the Fund's Prospectus.


            The Agreement provides that the Adviser will not be liable for any loss sustained by the Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

            The Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and by a vote of the majority of the Independent Trustees of the Fund. The Agreement's continuance after its initial two-year term must be approved annually by a vote of the majority of the Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment.


            As of December 31, 1998, WPG had capital of approximately $[72] million. WPG consists of 33 Managing Directors, one of whom is a member of the NYSE and certain principals. WPG has approximately 250 full-time employees in addition to its Managing Directors. As of December 31, 1998, WPG and its affiliates had assets under management of approximately $[16] billion, primarily for institutions and high net worth individuals.



            Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board of Trustees of the Fund. [______________] is a Managing Director of WPG and Executive Vice President and Treasurer of the Fund. [_____________] is a Managing Director of WPG and an Executive Vice President and Secretary of the Fund. The Managing Directors of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Constant Korthout, Phillip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitchell E. Cantor and Gil Cogan.


            The person responsible for the day-to-day management of the Fund's portfolio is Daniel J. Cardell. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in the Fund's investment decisions and all of the managing directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

            In addition to the Fund, the Adviser acts as the investment adviser to each fund in the Weiss, Peck & Greer Group of Funds.

            In the management of the Fund and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Fund's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

ADMINISTRATOR



            WPG, in its capacity of the Fund's administrator, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for the Fund (to the extent not provided by other service providers) under an administration agreement dated May 19, 1993 (the "Administration Agreement"). More specifically, these obligations include, subject to the general supervision of the Board, (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (c) providing, to the extent not provided pursuant to other agreements, the Fund with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Fund, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements or the Advisory Agreement, and (f) providing to the Fund, to the extent not provided pursuant to other agreements, transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and training).


            For its services under the Administration Agreement, WPG currently does not receive any compensation, although the Board may in the future decide to compensate WPG for the provisions of administrative services.

            The Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any, (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with the Adviser or RWB; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

            The Fund's Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

            In an attempt to avoid any potential conflict with portfolio transactions for the Fund, WPG and the Fund have adopted extensive restrictions on personal securities trading by personnel of WPG and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of WPG and its managing directors and employees.

PRINCIPAL UNDERWRITER


            First Data Distributors, Inc., P.O. Box 60448, King of Prussia, PA 19406-0448 (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of the Fund pursuant to an Underwriting Agreement dated August 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Trustees at a meeting held on July 22, 1998. As the Fund's principal underwriter, the Underwriter performs certain services related to the distribution of shares of the Fund to the public.


            The Underwriter bears all expenses in providing services under the Underwriting Agreement. The Underwriter also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.

                              TRUSTEES AND OFFICERS

            The Board has responsibility for management of the business of the Fund. The executive officers of the Fund are responsible for its day to day operation. The Trustees and officers of the Fund are as follows:



         NAME, ADDRESS AND         POSITION(S)               PRINCIPAL OCCUPATIONS DURING PAST
         DATE OF BIRTH               HELD                              FIVE YEARS
         -------------               ----                              ----------

Roger J. Weiss*                    Chairman of the         Senior Managing Director, WPG; Chairman
One New York Plaza                 Board and               of the Board of all WPG Funds and
New York, NY 10004                 Trustee                 Tomorrow Funds Retirement Trust;
                                                           President, Weiss, Peck & Greer International
                                                           Fund;  Former Executive Vice President and
4/29/39                                                    Director, WPG
                                                           Advisers, Inc.; Former
                                                           Executive Vice President and Director,
                                                           Tudor Management Company


                                      -14-






         NAME, ADDRESS AND         POSITION(S)                                PRINCIPAL OCCUPATIONS DURING PAST
         DATE OF BIRTH               HELD                                               FIVE YEARS
         -------------               ----                                               ----------
Raymond R. Herrmann, Jr.**         Trustee                 Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                                         Corporation (distributor of wines and
Suite 1400                                                 liquors);  Former Vice Chairman and
New York, NY 10017                                         Director, McKesson Corporation (U.S
                                                           distributor of drugs and health care products,
9/11/20                                                    wine and spirits); Life Member, Board of
                                                           Overseers of Cornell Medical College;
                                                           Member of Board and Executive Committee,
                                                           Sky Ranch for Boys; Member, Evaluation
                                                           Advisory Board, Biotechnology Investments,
                                                           Ltd.; Trustee of all WPG Funds and
                                                           Tomorrow Funds Retirement Trust


Lawrence J. Israel**               Trustee                 Private Investor; Director and Trustee of the
                                                           Touro Infirmary;  Member of the
200 Broadway, Suite 249                                    Intercollegiate Athletics Committee of the
New Orleans, LA 70018                                      Administrators of the
                                                           Tulane Educational
12/13/34                                                   Fund; Trustee of all WPG Funds and
                                                           Tomorrow Funds
                                                           Retirement Trust

Graham E. Jones**                  Trustee                 Senior Vice President, BGK Realty Inc.,
330 Garfield Street                                        since 1995;
Suite 200                                                  Financial Manager, Practice
Santa Fe, NM 87501                                         Management
                                                           Systems (Medical Services
1/31/33                                                    Company); Director, the Malaysia Fund;
                                                           Director, twelve closed-end funds managed
                                                           by Morgan Stanley Asset Management;
                                                           Trustee, various investment companies
                                                           managed by Morgan Grenfell Capital
                                                           Management, Inc. and Morgan Grenfell
                                                           Investment Services, Ltd., since 1993;
                                                           Trustee of all WPG Funds and Tomorrow
                                                           Funds Retirement Trust




                                      -15-




         NAME, ADDRESS AND         POSITION(S)                       PRINCIPAL OCCUPATIONS DURING PAST
         DATE OF BIRTH                HELD                                      FIVE YEARS
         -------------                ----                                      ----------

Paul Meek**                        Trustee                 Financial and Economic Consultant to
5837 Cove Landing Road                                     foreign central banks under the auspices of
Burke, VA 22015                                            each of  the Harvard Institute for
                                                           International Development, the
11/12/25                                                   International Monetary Fund
                                                           and the World
                                                           Bank; President, PM Consulting (financial
                                                           and economic consulting); Former
                                                           Consultant, Fischer, Francis, Trees & Watts
                                                           ("FFTW") (fixed income investment
                                                           managers);   Trustee, FFTW Funds;
                                                           Former Vice President and Monetary Adviser,
                                                           Federal Reserve Bank of New York; Trustee
                                                           of all WPG Funds


William B. Ross**                  Trustee                 Financial Consultant; Former Senior Vice
2733 E. Newton Avenue                                      President, Mortgage
Shorewood, WI 53211                                        Guaranty Insurance
                                                           Corporation (mortgage credit insurer);
8/22/27                                                    Investment Corporation (financial services
                                                           holding company); Trustee of all WPG Funds


Robert A. Straniere**              Trustee                 Member, New York State Assembly;  Sole
182 Rose Avenue                                            Proprietor, Straniere Law Firm;  Director,
Staten Island, NY 10306                                    various Reich and Tang Funds; Trustee of all
                                                           WPG Funds
3/28/41

Alan Werba*                        Trustee                 Director, Reinhardt Werba Bowen Advisory
                                                           Services (investment adviser);  Registered
1190 Saratoga Avenue                                      Principal, Royal Alliance Inc.
Suite 200                                                 (broker-dealer)
San Jose, CA 95129                                        1991-1993; Registered Principal, Integrated
                                                           Resources
                                                           Equity Corporation (broker-dealer) 1998-1991



6/5/49
[__________________]*              Executive Vice          Managing Director, Weiss, Peck & Greer,
                                   President and           L.L.C.; [______________________]
One New York Plaza                 Treasurer               Executive Vice President and Treasurer, of
New York, NY 10004                                         all WPG Funds and Tomorrow Funds
                                                           Retirement Trust
[______]



                                      -16-

         NAME, ADDRESS AND         POSITION(S)                       PRINCIPAL OCCUPATIONS DURING PAST
         DATE OF BIRTH                HELD                                      FIVE YEARS
         -------------                ----                                      ----------


[__________________]*              Executive  Vice         Managing Director, Weiss, Peck & Greer,
One New York Plaza                 President and           L.L.C.; [______________________]
New York, NY 10004                 Secretary
                                                           Executive Vice President and Secretary, of all
[______]                                                   WPG Funds and Tomorrow Funds
                                                            Retirement Trust

Daniel Cardell*                    Vice President(6)       Managing Director, Weiss, Peck & Greer,
One New York Plaza                                         L.L.C.;  Senior Vice President and Director
New York, NY 10004                                         of Equities for the Bank of America prior
                                                           thereto
7/31/57



Joseph J. Reardon*                 Vice President          Senior Vice
One New York Plaza                                         President, Mutual
New York, NY 10004                                         Fund Operations,
                                                           Weiss, Peck & Greer,
4/4/60                                                     L.L.C. since 1995
                                                           (Vice President since
                                                           December, 1993);
                                                           Manager, Mutual Fund
                                                           Operations, Weiss,
                                                           Peck & Greer, L.L.C.
                                                           from February, 1990
                                                           to December, 1993;
                                                           Vice President of all
                                                           WPG Funds and
                                                           Tomorrow Funds
                                                           Retirement Trust



Therese Hogan                      Assistant               Manager,
First Data Investor                Secretary               State Regulation,
  Services Group                                           First Data Investor
53 State Street                                            Services Group, Inc.
Boston, MA 02109                                           since June 1994;
                                                           Senior Legal
                                                           Assistant, Palmer &
                                                           Dodge prior thereto
2/27/62




------------------------

 * "Interested Person" within the meaning of the Investment Company Act. ** Member of the Audit Committee and the Special Nominating Committee.

COMPENSATION OF TRUSTEES AND OFFICERS

            The Fund pays no compensation to its Trustees affiliated with the Adviser or RWB, or its officers. None of the Fund's Trustees or officers have engaged in any financial transactions with the Fund or the Adviser (except that certain Trustees and officers who are managing directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser).


            The following table sets forth all compensation paid to the Fund's Trustees as of the Fund's fiscal year ended December 31, 1998:


                                                                                                      TOTAL
                                                                         PENSION OR                COMPENSATION
                                            AGGREGATE                 RETIREMENT BENEFITS          FROM THE FUND
                                           COMPENSATION                 ACCRUED AS PART OF        OTHER FUNDS IN
                 NAME OF TRUSTEE          FROM THE FUND                 FUND'S EXPENSES               COMPLEX
                 ---------------          -------------                 ---------------               -------

Roger J. Weiss                                 $0                            $0                         $0
Alan Werba                                      0                             0                          0
                                                                                                       $29,000
Raymond R. Herrmann, Jr.                      $500                            0
                                                                                                       $29,000
Lawrence J. Israel                            $500                            0
                                                                                                       $23,375
Graham E. Jones                               $500                            0
                                                                                                       $21,500
Paul Meek                                     $500                            0
                                                                                                       $21,500
William B. Ross                               $500                            0
                                                                                                       $19,125
Harvey E. Sampson**                           $500                            0
Robert A. Straniere                           $500                            0                                 21,500


-----------------------


              * As of December 31, 1998, there were 12 mutual funds in the WPG fund complex that publicly offer their shares. ** Effective April 23, 1998, Mr. Sampson was no longer a Trustee of the Fund.




CERTAIN SHAREHOLDERS


            As of February __, 1999, no person within the knowledge of management of the Fund or RWB owns of record or beneficially 5% or more of the outstanding shares of the Fund, except that RWB held an aggregate of 99% of the shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion and has the power to vote. RWB disclaims beneficial ownership of all of such shares. As of such date, the officers and Trustees of the Fund as a group owned, directly or indirectly, less than 1% of the shares of the Fund.





                             HOW TO PURCHASE SHARES

            SHARES OF THE FUND MAY BE PURCHASED ONLY BY CLIENTS OF RWB.

            Clients of RWB pay an annual asset allocation fee to RWB at the rate of 2% (or less on larger accounts) of the average monthly net assets under management by RWB, including assets invested in the Fund. Financial institutions utilized by RWB clients also charge certain service and transaction fees for serving as record holders of shares of the Fund and other investments selected by RWB for its clients. These fees, no part of which is received by the Fund or the Adviser, are paid by RWB clients in addition to the expenses of the Fund. The Fund is one of two mutual funds utilized by RWB to represent the Large Cap U.S. Stocks class of assets.

            For additional information regarding purchases of shares of the Fund, see the Fund's Prospectus.

            The offering of shares of the Fund is continuous. The Fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees.

            In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Fund within the customary time period for settlement then in effect after the acceptance of the order by the Fund, the order is subject to cancellation and the purchaser will be liable to the Fund for any loss suffered as a result of such cancellation. To recoup such loss the Fund may redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

            The purchaser of the Fund's shares pays no sales load or underwriting commission with respect to an investment in the Fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service.

            Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.


                            REDEMPTION OF FUND SHARES


            The Fund will redeem shares at the net asset value of such shares next determined after receipt of the redemption order by the applicable financial institution, provided that such order is transmitted to the Fund (or its agents) by its close of business. The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a request for redemption in proper form is received by the Fund (or its agents). Redemptions are taxable transactions for shareholders who are subject to tax.


            The redemption price may be paid in cash or portfolio securities, at the Fund's discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

            Payment for redeemed shares normally will be made after receipt from the applicable financial institution of a request for redemption in proper form within the time periods described in the Prospectus. Such payment may be postponed, and the right of redemption suspended during any period when: (a) trading on the NYSE is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

            For additional information concerning Redemptions, see the Prospectus.


                              SHAREHOLDER SERVICES


            RWB provides account servicing functions for the Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance; and providing to investors upon request information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund pays to RWB a fee equal, on an annual basis, to 0.10% of the Fund's average daily net assets. For the year ended December 31, 1998, the fee was paid in the amount of $192,682. Mr. Alan Werba, a Trustee of the Fund, is a shareholder and Director of RWB.


                                 NET ASSET VALUE

            The net asset value of a share of the Fund is determined once daily, Monday through Friday on each day the NYSE is open for regular trading (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell shares of the Fund was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities to affect materially the Fund's net assets as of the close of regular trading on the NYSE (normally 4:00 P.M., New York City time). The NYSE is normally closed on the following national holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including dividends accrued but not collected) less all its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. In making such determination, securities listed or admitted to trading on a national securities exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Unlisted securities are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Board.

            The public offering price of the Fund's shares is the net asset value per share next determined after receipt of an order.

            Orders for shares which have been received by the applicable financial institution prior to the close of trading of the NYSE are confirmed at the offering price effective at the close of the NYSE on that day provided that the order is transmitted to the Fund (or its agents) by its close of business, while orders received subsequent to such time will be confirmed at the offering price effective at the close of the NYSE on the next day on which the net asset value is calculated.


                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

            The Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that the Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax.

            A portion of the Fund's dividends may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the Fund, which is derived from dividends of U.S. domestic corporations with respect to shares held by the Fund that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. For this purpose, the Fund's holding periods for such shares may be reduced below the required minimum by certain futures contracts or other positions that diminish its risk of loss with respect to such shares. The dividends-received deduction for corporations will be reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Fund to its corporate shareholders constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.

            The excess, if any, of a corporation's "adjusted current earnings" over its alternative minimum taxable income includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction which may increase its alternative minimum tax liability.

            Net investment income is the Fund's investment income less its expenses. Dividends from net investment income, certain net realized foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of the Fund will be taxed to shareholders as ordinary income and dividends from any net long-term capital gain in excess of net short-term capital loss

("capital gain dividends") will be taxed to shareholders as long-term capital gain, for Federal income tax purposes. As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. The Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its capital gain dividends (if any) in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. These distributions are paid after taking into account, and reducing the distributions to the extent of, any capital loss carryforward of the Fund. Long-term capital gains of the Fund are taxable to shareholders as capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

            A regulated investment company qualifying under Subchapter M of the Code is not subject to Federal income tax on distributed amounts to the extent that it distributes for each taxable year its net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. The Fund intends to qualify and be treated as a regulated investment company for each taxable year. Qualification for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of its net investment income, certain net realized foreign currency gains and the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

            Dividends, including capital gain dividends, paid by the Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the purchase price to the shareholder, they will be subject to Federal income tax as described above. Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

            Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in the shares so received equal to the amount of cash they would have received if they had elected to receive cash.

            All futures contracts entered into by the Fund will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the delivery under or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on that day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, the tax straddle rules applicable to offsetting positions in personal property may cause an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio, or, in conjunction with rules of Section 1256, otherwise affect the character or timing of the Fund's income, gain or loss and hence of its distributions to shareholders.

            All or a portion of a loss realized upon the redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon the sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Exchanges are treated as redemptions for Federal tax purposes. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sale of shares held for six months or less that are recharacterized as long-term capital losses, as described above. Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions, is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.


            The Fund may be required to pay state taxes in a state that has jurisdiction to tax it, except to the extent an exemption may be available for an investment company like the Fund, but the Fund does not anticipate that its state tax liability will be substantial.


            The foregoing discussion of U.S. federal income tax relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates, subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% back-up withholding on certain other payments from the Fund.

            This discussion of the federal income tax treatment of the Fund and its shareholders is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Investors should consult their own tax advisers with respect to the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local or foreign taxation in light of their particular tax situations.

                               PORTFOLIO BROKERAGE


            It is the general policy of WPG not to employ any broker in the purchase or sale of securities for the Fund's portfolio unless WPG believes that such broker will obtain the best execution for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Fund employs WPG as principal broker. Where transactions are effected in the over-the-counter market or a third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere.





            The commission rate on all exchange orders is subject to negotiation. Section 17(e) of the Investment Company Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. Rule 17e-1 under the Investment Company Act stipulates that a commission, fee or other remuneration does not exceed the usual and customary broker's commission if it is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. .
 . ." Rule 17e-1 also requires the Board, including a majority of the Trustees who are not "interested persons" of the Fund or WPG, adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard and determine at least quarterly that transactions have been effected in compliance with those procedures. The Board, including a majority of the Independent Trustees, has adopted procedures designed to comply with the requirements of Rule 17e-1.


            WPG acts as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if the Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the Trustees who are not "interested persons" of the Fund, WPG and RWB not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Fund, WPG and RWB, exceptions may be made. Since WPG has, as investment adviser to the Fund, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account may be combined with orders for the account of other funds and accounts advised by WPG in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds on the same day, each fund pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

            In selecting brokers other than WPG to effect transactions on securities exchanges, the Fund considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached his fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if WPG determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, it may cause the Fund to pay commissions to such broker in an amount greater than the amount another firm might charge.

            Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchases or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to WPG (and its affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory fees paid by the Fund under the advisory agreements will not be reduced as a result of WPG's receipt of research services.

            Each year, WPG considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the Fund, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research products and services, although the Fund may not be willing to pay the same commission to such a broker as the Fund would have paid had the broker provided research products and services. As permitted by Section 28(e), the investment information received from other brokers may be used by WPG (and its affiliates) in servicing all its accounts and not all such information may be used by WPG in connection with the Fund. Nonetheless, the Fund believes that such investment information provides the Fund with benefits by supplementing the research otherwise available to the Fund.

            As set forth above, the Fund employs WPG, a member firm of the NYSE, as its principal broker on exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as the Fund) of which the member firm or its affiliate (such as WPG) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Fund are effected in compliance with these conditions.

            In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of WPG. Investment decisions for the Fund and for WPG's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

            WPG furnishes to the Fund at least quarterly a statement setting forth the total amount of all compensation retained by WPG or any associated person of WPG in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all the Fund's portfolio transactions and the compensation received by WPG in connection therewith.

            WPG does not knowingly participate in commissions paid by the Fund to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Board.



            The Fund paid total brokerage commissions on purchases and sales of portfolio securities for the years ended December 31, 1996 , 1997 and 1998, in the amounts of $171,866 , $193,235 and $147,489, respectively, of which

$171,866, $192,857 and $52,214, respectively, was received by WPG. The percentage of the aggregate brokerage commissions paid by the Fund to WPG during 1998 was: 35%. The percentage of the aggregate dollar amount of transactions involving the payment of commissions through WPG during 1998 was: 35%. To the extent that WPG receives brokerage commissions on Fund portfolio transactions, officers and Trustees of the Fund who are also directors in WPG may receive indirect compensation from the Fund through their participation in such brokerage commissions.


            Subject to the supervision of the Board, all investment decisions of the Fund are made by WPG, which places orders for all purchases and sales of portfolio securities through WPG's trading department.

                               PORTFOLIO TURNOVER


            The portfolio turnover rates of the Fund for the past five fiscal years ended December 31 are set forth in the prospectus under "Financial Highlights." The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. U.S. Government securities and all other securities the maturities of which at the time of their acquisitions were one year or less are excluded from the calculation of the annual portfolio turnover rate. A turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in a period of one year. Increased portfolio turnover results in increased brokerage costs which the Fund must pay and the possibility of more net realized short-term capital gains, distributions of which are taxable as ordinary income.


            To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading operations based on short-term market considerations as distinct from long-term investments based upon fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.




                                  ORGANIZATION


            The Fund was formed on February 16, 1993 as a "business trust" under the laws of Delaware. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S.
Large Stock Fund."

            Under the Declaration of Trust, the Fund is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of the Fund.

Whenever ten or more shareholders of record (who have been such for at least six months and who hold in the aggregate shares having a value of the lesser of $25,000 or 1% of the Fund's net asset value) apply to the Trustees in writing that they wish assistance in communicating with other shareholders for the purpose of causing the Fund to call a meeting of shareholders to consider the removal of Trustees, the Fund will so assist such shareholders in accordance with Section 16(a) of the Investment Company Act.

            The Fund's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

            Each share of the Fund is entitled to such dividends and distributions out of the income earned on the assets of the Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive their proportional share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Fund.


            Pursuant to the Declaration of Trust, the Board may create additional funds by establishing additional series of shares in the Fund. The establishment of additional series would not affect the interests of current shareholders in the existing Fund. The Board may also divide the shares of the Fund or any series into classes, which classes shall have such rights, terms and preferences as the Trustees may establish.


            Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time.

                             PERFORMANCE INFORMATION

            The Fund will calculate performance on a total return basis, which combines principal and dividend income changes, for various periods. Principal changes are based on the difference between the initial offering price and the closing net asset value per share for the period and assume reinvestments of dividends. Dividend income is the capital gains and income dividends paid by the Fund during the period.

            Performance will vary from time to time and past results are not necessarily representative of future results. Performance is a function of portfolio management and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

            Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the Value Line Composite Index, the NASDAQ OTC Composite Index, and other industry publications.

            The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

            The Fund's results assume the reinvestment of all capital gain distributions and income dividends.

Performance information for the Fund is set forth below:

                               PERFORMANCE SUMMARY









                                                                  FROM 6/8/93
                                                                  (COMMENCEMENT
                          FOR THE YEAR       FOR THE FIVE        OF OPERATIONS)
 RWB/WPG U.S.            ENDED 12/31/98   PERIOD ENDED 12/31/98   TO 12/31/98
 ------------            --------------   ---------------------   -----------
 Large Stock Fund           24.49%           21.07%                  19.81%





                                    CUSTODIAN

            The custodian for the Fund is Boston Safe Deposit and Trust Company, One Exchange Place, Boston, Massachusetts 02109. In its capacity as custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Fund and is responsible for calculating the daily net asset value per share.

                                 TRANSFER AGENT

            First Data Investor Services Group, Inc. acts as Transfer Agent and Dividend Paying Agent for the Fund.

                              INDEPENDENT AUDITORS


            KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


                              FINANCIAL STATEMENTS


            The Statement of Assets and Liabilities, including the Schedule of Investments, as of December 31, 1998, and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the years in the two-year period then ended, and the Financial Highlights and the Report of KPMG LLP, independent auditors, each of which is included in the Annual Report to Shareholders of the Fund for December 31, 1998, are hereby attached to and incorporated by reference into this Statement of Additional Information.

                                 -------------
                                    RWB/WPG
                                   U.S. LARGE
                                   STOCK FUND
                                 -------------






                                 ANNUAL REPORT
                               DECEMBER 31, 1998

RWB/WPG U.S. LARGE STOCK FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1998


NUMBER                                                                     VALUE
OF SHARES                     SECURITY                                   (000'S)
---------                     --------                                   -------

                 COMMON STOCKS (100.3%)
                 BASIC MATERIALS (3.1%)
130,000         +Bethlehem Steel Corp. .........................          $1,089
 25,700          du Pont E I de Nemours & Co. ..................           1,447
 11,600          Fort James Corp. ..............................             464
 41,400          Kimberly-Clark Corp. ..........................           2,256
 13,700          Oneok Inc. ....................................             495
                                                                       ---------
                                                                           5,751
                                                                       ---------
                 CONSUMER CYCLICALS (8.2%)
 16,500          Armstrong World Industries Inc. ...............             995
 20,077          +DaimlerChrysler AG ...........................           1,929
 32,000          Dayton Hudson Corp. ...........................           1,736
 46,000          Ford Motor Co. ................................           2,700
 22,000          Gannet Inc. ...................................           1,419
  7,100          Goodyear Tire & Rubber Co. ....................             358
  8,100          Knight Ridder Inc. ............................             414
  8,500          Lowes Corp. ...................................             835
 39,450          Mattel Inc. ...................................             900
 36,000          May Department Stores Co. .....................           2,174
 12,400          Maytag Corp. ..................................             772
 24,600          Penny (J.C.) Co. ..............................           1,153
                                                                       ---------
                                                                          15,385
                                                                       ---------

                 CONSUMER NON-CYCLICALS (10.2%)
 46,000          Avon Products Inc. ............................           2,035
 44,800          Campbell Soup Co. .............................           2,464
 50,300          Coca Cola Co. .................................           3,364
 11,800          General Mills Inc. ............................             917
 42,600          Great Atlantic & Pacific Tea ..................           1,262
 32,350          Heinz H J Co. .................................           1,832
 91,500          Philip Morris Companies Inc. ..................           4,895
 38,800          Sara Lee Corp. ................................           1,094
 50,100          Wendy's International .........................           1,093
                                                                       ---------
                                                                          18,956
                                                                       ---------

                 CONSUMER SERVICES (3.8%)
 50,200         +General Nutrition Companies Inc. ..............             816
 38,600          Intimate Brands Inc. ..........................           1,153
 75,200          King World Productions Inc. ...................           2,214
 25,600         +MediaOne Group Inc. ...........................           1,203
 17,800          New York Times Corp. - Cl A ...................             617
 33,300         +Promus Hotel Corp. ............................           1,078
                                                                       ---------
                                                                           7,081
                                                                       ---------


                 ENERGY (7.0%)
 28,000          Coastal Corp. .................................             978
 81,700          Exxon Corp. ...................................           5,974
105,900          Royal Dutch Petroleum Co. ADR .................           5,070
 20,900          Schlumberger Ltd ..............................             964
                                                                       ---------
                                                                          12,986
                                                                       ---------

NUMBER                                                                     VALUE
OF SHARES                     SECURITY                                   (000'S)
---------                     --------                                   -------

                 FINANCIAL (14.5%)
 56,200          Allstate Corp. ................................          $2,171
 49,500          Bankboston Corp. ..............................           1,927
 53,460          Bank One Corp. ................................           2,730
 40,300          Bear Stearns Companies Inc. ...................           1,506
 51,800          Chase Manhattan Corp. .........................           3,526
 20,200          Countrywide Credit Industries .................           1,014
 20,700          Federal National Mortgage
                   Association .................................           1,532
 49,000          First Union Corp. .............................           2,980
 16,900          Golden West Financial .........................           1,550
 40,300          PNC Bank ......................................           2,181
 13,000          SAFECO Corp. ..................................             558
 33,950          SLM Holding Corp. .............................           1,630
 12,200          St Paul Companies Inc. ........................             424
 24,500          The PMI Group Inc. ............................           1,210
  5,300          Transamerica Corp. ............................             612
 44,619          U.S. Bancorp ..................................           1,584
                                                                       ---------
                                                                          27,135
                                                                       ---------

                 HEALTH CARE (13.3%)
 88,600          Abbott Laboratories ...........................           4,341
 73,200          Bristol-Myers Squibb Co. ......................           9,795
105,600          Schering-Plough Corp. .........................           5,834
 28,300          Tenet Healthcare Corp. ........................             743
 56,100          Warner Lambert Co. ............................           4,218
                                                                       ---------
                                                                          24,931
                                                                       ---------

                 INDUSTRIALS (8.2%)
 29,300          Aeroquip Vickers Inc. .........................             877
 25,300          Browning Ferris Industries Inc. ...............             719
  8,600          Caterpillar Inc. ..............................             396
 13,400          Cooper Industries Inc. ........................             639
 52,500         +Cytec Industries Inc. .........................           1,116
 70,000          General Electric ..............................           7,144
 15,900          Interpublic Group of
                    Companies Inc. .............................           1,268
 14,625          Parker Hannifin Corp. .........................             479
 19,500          Raytheon Corp. - Cl B .........................           1,038
  9,600          Stanley Works .................................             266
 27,700          Sundstrand Corp. ..............................           1,437
                                                                       ---------
                                                                          15,379
                                                                       ---------

                       See notes to financial statements
Page 2








RWB/WPG U.S. LARGE STOCK FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1998

NUMBER                                                                     VALUE
OF SHARES                     SECURITY                                   (000'S)
---------                     --------                                   -------

                 TECHNOLOGY (23.2%)
 33,600          Cadence Design Systems Inc. ...................          $1,000
 33,750         +Cisco Systems .................................           3,132
111,000         +Dell Computer Corp. ...........................           8,124
 37,700          First Data Corp. ..............................           1,195
  9,800          General Dynamics Corp. ........................             575
 43,300          GTE Corp. .....................................           2,814
 36,300          Intel Corp. ...................................           4,304
 23,200          International Business
                 Machines Corp. ................................           4,286
 46,400          Lucent Technologies ...........................           5,104
 44,600          Microsoft Corp. ...............................           6,185
 40,000         +Oracle Systems ................................           1,725
 33,299          US West Inc. ..................................           2,152
 22,700          Xerox Corp. ...................................           2,679
                                                                       ---------
                                                                          43,275
                                                                       ---------

                 TRANSPORTATION (1.0%)
 14,800         +AMR Corp. .....................................             879
 30,600          Burlington Northern Santa Fe ..................           1,033
                                                                       ---------
                                                                           1,912
                                                                       ---------

                 UTILITIES (7.8%)
 37,100          Baltimore Gas & Electric Co. ..................           1,141
 40,700          Bell Atlantic Corp. ...........................           2,157
 61,200          Entergy Corp. .................................           1,905
 31,600          GPU Inc. ......................................           1,396
149,975          SBC Communications ............................           8,042
                                                                       ---------
                                                                          14,641
                                                                       ---------

                 TOTAL INVESTMENTS (100.3%)
                   (Cost $114,113) ..............................        187,432

                 LIABILITIES IN EXCESS
                   OF OTHER ASSETS (-0.3%) .....................           (536)
                                                                       ---------

                 TOTAL NET ASSETS (100.0%) .....................        $186,896
                                                                      ==========

                 + Non-income producing securities.


                       See notes to financial statements

RWB/WPG U.S. LARGE STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998




ASSETS:
Investments at value (Cost $114,112,923) ......................   $ 187,432,370
Dividends and interest receivable .............................         221,027
Receivable for Fund shares sold ...............................          97,297
Other assets ..................................................           9,208
                                                                  -------------
                                                                    187,759,902
                                                                  -------------

Liabilities:
Payable to custodian bank .....................................         465,932
Payable for management fee (Note 2) ...........................          22,223
Payable for shareholder servicing fee (Note 2) ................          15,575
Distributions payable .........................................           8,850
Payable for Fund shares redeemed ..............................         310,838
Accrued expenses ..............................................          40,216
                                                                  -------------
                                                                        863,634
                                                                  -------------

NET ASSETS ....................................................   $ 186,896,268
                                                                  =============

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par .........................   $      24,493
Paid-in surplus ...............................................     112,406,975
Undistributed net investment income ...........................         463,050
Undistributed net realized gains on investments and futures ...         682,303
Net unrealized appreciation on investments ....................      73,319,447
                                                                  -------------
Net Assets applied to 24,493,459 shares of beneficial interest
  with $0.001 par value (authorized shares unlimited) .........   $ 186,896,268
                                                                  =============


UNREALIZED APPRECIATION\(DEPRECIATION)*
   Gross appreciation .........................................   $  74,547,194
   Gross depreciation .........................................      (1,227,747)
                                                                  -------------
Net unrealized appreciation ...................................   $  73,319,447
                                                                  =============


Net asset value, offering and redemption price per share
    as of the close of business on December 31, 1998  .........   $        7.63
                                                                  =============



* Based on cost of securities for book purposes which does not differ significantly from Federal income tax cost.




                       See notes to financial statements

RWB/WPG U.S. LARGE STOCK FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998




INVESTMENT INCOME:
Dividends ........................................... $  3,116,396
Interest ............................................       28,577
                                                      ------------
                                                                   $  3,144,973
EXPENSES:
Investment advisory fee (Note 2) ....................      500,974
Shareholder service fee (Note 2) ....................      192,682
Fund Accounting expense .............................       78,561
Professional fees ...................................       68,372
Custodian fees and expenses (Note 5) ................       64,626
Transfer agent fee and expenses .....................       34,060
Registration fees ...................................       26,597
Shareholder reports .................................       15,651
Organization costs ..................................        5,465
Trustees' fees and expenses .........................       12,142
Other expenses ......................................       17,098
                                                      ------------
                                                         1,016,228
Less waiver of fees by Adviser (Note 2) .............     (202,107)
Less expenses paid indirectly (Note 5) ..............       (4,398)
                                                      ------------
                                                                        809,723
                                                                   ------------
NET INVESTMENT INCOME ...............................                 2,335,250

NET REALIZED GAINS ON INVESTMENTS AND FUTURES .......                30,219,004
NET CHANGE IN UNREALIZED APPRECIATION ON
    INVESTMENTS AND FUTURES .........................                10,365,148
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.              $ 42,919,402
                                                                   ============









STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                          1998            1997
                                                                          ----            ----
OPERATIONS:
Net investment income ..........................................   $   2,335,250    $   3,033,100
Net realized gains on investments and futures ..................      30,219,004       25,418,479
Net change in unrealized appreciation on investments and futures      10,365,148       26,788,609
                                                                   -------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........      42,919,402       55,240,188
                                                                   -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .....................................      (2,645,642)      (2,702,229)
From realized gains ............................................     (29,712,590)     (28,496,233)
                                                                   -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................     (32,358,232)     (31,198,462)
                                                                   -------------    -------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - (NOTE 4)
Shares sold ....................................................      12,904,570       19,457,474
Dividends and Distributions reinvested .........................      31,751,512       30,787,326
Shares redeemed ................................................     (81,272,035)     (61,560,976)
                                                                   -------------    -------------
NET DECREASE FROM FUND SHARE TRANSACTIONS ......................     (36,615,953)     (11,316,176)
                                                                   -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ........................     (26,054,783)      12,725,550

NET ASSETS BEGINNING OF YEAR ...................................     212,951,051      200,225,501
                                                                   -------------    -------------
NET ASSETS END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT
    income of $463,050 and $773,442) ...........................   $ 186,896,268    $ 212,951,051
                                                                   =============    =============




                        See notes to financial statements

RWB/WPG U.S. LARGE STOCK FUND
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND ACCOUNTING POLICIES:
RWB/WPG U.S. Large Stock Fund (formerly the U.S. Large Stock Fund) (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or admitted to trading on a national securities exchange are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange on the day the valuation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices. Short-term debt securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent fair value. If other securities and assets for which market quotations are not readily available are held by the Fund, they are valued at their fair value as determined, in good faith, by the Fund's Valuation Committee as authorized by the Fund's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid at least annually. Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. No federal income tax or excise tax provision is required. The federal income tax basis of investments approximates cost.

FUTURES: A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

FINANCIAL RISKS: The Fund may enter into futures contracts to protect against adverse movements in the price of securities in the investment portfolio. Certain risks are associated with the use of futures. The predominant risk is that the movement in price of the instrument underlying the future may not correlate perfectly with the movement of the price of the asset being hedged.

USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES: The investment advisory fee is earned by Weiss, Peck & Greer, L.L.C. ("WPG").

RWB/WPG U.S. LARGE STOCK FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED


Under the Fund's Investment Advisory agreement, the advisory fee is calculated at the following rates: 0.26% of the Funds average daily net assets not exceeding $500 million, 0.24% in excess of $500 million up to $1 billion, 0.22% of assets in excess of $1 billion up to $2 billion and 0.20% in excess of $2 billion. Such fees are paid monthly. WPG has voluntarily agreed to limit the Fund's total operating expenses to 0.42% or less (determined by average net assets). In September of 1998, WPG was acquired by Robeco Group N.V., a Dutch investment management firm. As required by the Investment Company Act of 1940, the Fund's advisory agreement was renewed through a proxy statement.

Reinhardt Werba Bowen Advisory Services ("RWB") receives an asset allocation fee up to 2% annually of assets from shareholders (not a Fund expense) participating in their Strategic Asset Money Management program. RWB receives a fee from the Fund for shareholder servicing functions provided, equal to 0.10% of daily average net assets. Certain transactions and service charges may also be imposed by institutions serving as financial intermediaries in the purchase and custody of Fund shares held. No part of these fees is received by the Fund or the Adviser. In August 1998 RWB was acquired by Assante Capital Management Inc. RWB will continue to carry out shareholder servicing functions.

Certain officers and Trustees of the Fund are "affiliated persons", as defined in the Act, of WPG.

NOTE 3 - SECURITIES TRANSACTIONS: During the year ended December 31, 1998, sales proceeds and cost of securities purchased (other than short-term investments and options written), amounted to $111,745,789 and $46,552,960, respectively. Brokerage commissions on the above transactions amounted to $147,489. Of this amount, $52,214 was received by WPG. These amounts do not include profits earned in connection with the execution of principal transactions, none of which were received by WPG.

NOTE 4 - TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST: Transactions in the Fund's Shares of Beneficial Interest were as follows (000's omitted):

                                        YEAR ENDED
                                        DECEMBER 31,
                                        1998     1997
                                        ----     ----
Shares sold .......................     1,580    2,574
Dividends and
  distributions reinvested ........     4,239   4,144
Shares redeemed ...................    (9,990)  (8,145)
                                       ------   ------
Net decrease ......................    (4,171)  (1,427)
                                       ======   ======

NOTE 5 - The Fund has entered into an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1998, the Fund's custodian fees amounted to $64,626 of which $4,398 was offset by such credits. The Fund could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

NOTE 6 - FEDERAL INCOME TAX STATUS OF DIVIDENDS - (Unaudited)
The following tax information represents the designation of various tax benefits relating to the fiscal year ended December 31, 1998:

The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1998 is 100%.

Long-term capital gains distributions paid to shareholders by the Fund during the fiscal year ended December 31, 1998 whether taken in shares or in cash were $29,712,590.

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.

RWB/WPG U.S. LARGE STOCK FUND
FINANCIAL HIGHLIGHTS                         (FOR THE YEARS ENDED DECEMBER 31,)



                                                          1998             1997            1996            1995           1994
                                                          ----             ----            ----            ----           ----
Per Share Data:
   Net Asset Value at Beginning of Year ......   $         7.43  $         6.65  $         6.39  $         5.05  $         5.16
                                                 --------------  --------------  --------------  --------------  --------------

      Net Investment Income ..................             0.14            0.12            0.13            0.13            0.14
      Net Realized and Unrealized Gain/(Loss)
          on Investments .....................             1.65            1.93            1.12            1.58           (0.14)
                                                 --------------  --------------  --------------  --------------  --------------
   Total Income from Operations ..............             1.79            2.05            1.25            1.71            0.00
                                                 --------------  --------------  --------------  --------------  --------------

      Dividends from Net Investment Income ...            (0.13)          (0.11)          (0.12)          (0.13)          (0.11)
      Distributions from Capital Gains .......            (1.46)          (1.16)          (0.87)          (0.24)           0.00
                                                 --------------  --------------  --------------  --------------  --------------
   Total Distributions .......................            (1.59)          (1.27)          (0.99)          (0.37)          (0.11)
                                                 --------------  --------------  --------------  --------------  --------------

   Net Asset Value End of Year ...............   $         7.63  $         7.43  $         6.65  $         6.39  $         5.05
                                                 ==============  ==============  ==============  ==============  ==============


Total Return .................................            24.51%          30.83%          19.33%          33.81%           0.06%
Net Assets at End of Period (000's) ..........   $      186,896     $   212,951     $   200,226     $   174,161     $   106,850

Ratios:
   Ratio of Expenses to Average Net Assets (a)             0.42%           0.51%           0.59%           0.69%           0.75%
   Ratio of Net Investment Income to Average
      Net Assets (a) .........................             1.21%           1.46%           1.86%           2.26%           2.65%
   Portfolio Turnover Rate ...................             24.2%           54.2%           59.6%           27.1%           36.2%



(a) The Advisor agreed not to impose its full fee from inception through December 31, 1998. Had the Advisor not so agreed, the ratio of expenses and net investment income to average net assets would have been 0.79% and 2.61% for the year ended 12/31/94, 0.74% and 2.21% for the year ended 12/31/95, 0.62% and 1.83% for the year ended 12/31/96, 0.53% and 1.44% for the year ended 12/31/97, and 0.53% and 1.10% for the year ended 12/31/98, respectively. The custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

RWB/WPG U.S. LARGE STOCK FUND
AVERAGE ANNUAL TOTAL RETURN



Graph depicted here illustrates the comparison of a $10,000 investment between the RWB/WPG U.S. Large Stock Fund and the S&P 500 Index for the period June 1993 through December 1998.

               U.S.LARGE      S&P 500
                STOCK          INDEX
                -----          -----
06/08/93       10,000         10,000
12/31/93       10,508         10,592
12/31/94       10,515         10,733
12/31/95       14,070         14,758
12/31/96       16,788         18,189
12/31/97       21,960         24,260
12/31/98       27,343         31,238

INSERT PLOT POINTS

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 1998)


                           ONE      FIVE     SINCE
                           YEAR     YEAR     INCEPTION*
                           ----     ----     ----------
RWB/WPG U.S. Large
  Stock Fund ............  24.51%   21.08%     19.82%

S&P 500 Index ...........  28.76%   24.15%     22.65%

* Inception date 6/8/93.


1998 proved to be a very challenging year for Large Cap managers who focused on stocks with attractive relative valuations. The uncertainty of the global market coupled with dramatic cash flows into the equity mutual funds led to the disproportionate advance of the "safest", most liquid, ultra-large capitalization stocks. These very large stocks had extremely high valuations, measured both on historic and relative levels. Given the challenges that value managers had in 1998, the RWB/WPG US Large Stock Fund had a stellar year. Sound risk control coupled with strategic rebalancings allowed the Fund to generate a substantial 24.51% return for the year.

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of RWB/WPG U.S. Large Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the RWB/WPG U.S. Large Stock Fund as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and the performance of other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RWB/WPG U.S. Large Stock Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


New York, New York                                                    KPMG LLP
January 19, 1999

                                    RWB/WPG
                             U.S. LARGE STOCK FUND

                             REINHARDT WERBA BOWEN
                              1190 Saratoga Avenue
                                   Suite 200
                               San Jose, CA 95129
                            (800) 366-7266 Ext. 124

TRUSTEES
Raymond R. Herrmann, Jr.*          William B. Ross*
Lawrence J. Israel*                Robert A. Straniere*
Graham E. Jones*                   Alan B. Werba
Paul Meek*
*Member of Audit Committee


OFFICERS
Roger J. Weiss, PRESIDENT, CHAIRMAN AND TRUSTEE
Jay C. Nadel, EXECUTIVE VICE PRESIDENT AND SECRETARY
Francis H. Powers, EXECUTIVE VICE PRESIDENT AND TREASURER
Daniel Cardell, VICE PRESIDENT
Joseph J. Reardon, VICE PRESIDENT


INVESTMENT ADVISER
Weiss, Peck & Greer, L.L.C.
One New York Plaza
New York, NY 10004


CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA 02109


DIVIDEND DISBURSING AND TRANSFER AGENT
First Data Investor Services Group
P.O. Box 60448
King of Prussia, PA 19406-0448


LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA 02109


INDEPENDENT AUDITORS KPMG LLP
345 Park Avenue
New York, NY 10154

                          RWB/WPG U.S. LARGE STOCK FUND

                            PART C. OTHER INFORMATION


Item 23.    EXHIBITS.

            **     (a)        Amended and Restated Agreement and Declaration
                              of Trust of Registrant.

            **     (b)        Amended and Restated By-Laws of Registrant.

                   (c)        Not applicable.

            *      (d)    (1) Form of Investment Advisory Agreement between
                              the Registrant and Weiss, Peck & Greer, L.L.C.

            +      (e)        Principal Underwriting Agreement.

                   (f)        Not applicable.

            **     (g)    (1) Form of Custodian Agreement between the
                              Registrant and Boston Safe Deposit and Trust
                              Company.

            **            (2) Form of Accounting Services Agreement between
                              the Registrant and Boston Safe Deposit and Trust Company.

            +      (h)        Service Agreement between the Registrant and First
                              Data Investor Services Group, Inc.

            **     (i)        Opinion and consent of Counsel.

             +     (j)        Independent Auditors' Consent.

                   (k)        Not applicable.

                   (l)        Not applicable.

                   (m)        Not applicable.

            +      (n)        Financial Data Schedule.

                   (o)        Not applicable.

            **     (p)    (1) Letter from Weiss, Peck & Greer to the Registrant
                              providing that its purchases were made for investment purposes without any present intention of redeeming or reselling.

            **            (2) Powers of Attorney.
-------------------

*        Filed with Post-Effective Amendment No. 8 on June 12, 1998.

**       Filed with Post-Effective Amendment No. 7 on May 1, 1998.

+        Filed herewith.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           Not applicable.

Item 25.   INDEMNIFICATION.

           Reference is made to Article III Section 7 and Article
           VII Section 2 of the Registrant's Declaration of Trust and Article VI of the Registrant's ByLaws.

           Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940 (the "1940 Act") which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

           The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 27.   PRINCIPAL UNDERWRITERS.

           (a) First Data Distributors, Inc., the principal underwriter of shares of the Registrant (the "Principal Underwriter"), acts as principal underwriter to each investment company in the Weiss, Peck & Greer Group of Mutual Funds. These mutual funds include: Weiss, Peck & Greer Funds Trust, which consists of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Core Bond Fund, WPG Intermediate-Term Municipal Bond Fund and WPG Quantitative Equity Fund; Weiss, Peck & Greer International Fund; WPG Tudor Fund; WPG Growth and Income Fund; and Tomorrow Funds Retirement Trust.

           (b)         Directors and Officers of First Data Distributors, Inc.:


  NAME AND PRINCIPAL     POSITIONS AND OFFICES          POSITIONS AND OFFICES
   BUSINESS ADDRESS         WITH UNDERWRITER               WITH REGISTRANT

Robert Guillocheau            Director                      None
4400 Computer Drive
Westboro, MA

Francis Koudelka              Director, President and       None
4400 Computer Drive           Chief Executive Officer
Westboro, MA

Jack Kutner                   Director                      None
4400 Computer Drive
Westboro, MA

Barbara Worthen               Director                      None
4400 Computer Drive
Westboro, MA

Scott Hacker                  Vice President,               None
4400 Computer Drive           Treasurer and
Westboro, MA                  Chief Compliance Officer

Bruno DiStefano               Vice President                None
4400 Computer Drive
Westboro, MA

Sue Moscaritolo               Vice President                None
4400 Computer Drive
Westboro, MA

Bernard Rothman               Vice President - Tax          None
4400 Computer Drive
Westboro, MA

Christine Ritch               Chief Legal Officer           None
4400 Computer Drive           and Clerk
Westboro, MA

Bradley Stearns               Assistant Clerk               None
4400 Computer Drive
Westboro, MA



                        (c) The Principal Underwriter does not receive compensation from the Registrant for serving as the Registrant's principal underwriter.

Item 28.                LOCATION OF ACCOUNTS AND RECORDS.

                        All account, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended and the rules thereunder will be maintained (1) at the offices of the Registrant at One New York Plaza, New York, New York 10004 (2) at the offices of the Registrant's Custodian, Boston Safe Deposit and Trust Company, at One Boston Place, Boston, MA 02109 and (3) at the offices of the Registrant's Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 60448, King of Prussia, PA 19406-0448.

Item 29.                MANAGEMENT SERVICES.

                        Not applicable.

Item 30.                UNDERTAKINGS.

                        Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of February, 1999.


                                   RWB/WPG U.S. LARGE STOCK FUND


                                   /S/ FRANCIS H. POWERS
                                   Francis H. Powers,
                                   Executive Vice President

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                   TITLE                              DATE


/S/ ROGER J. WEISS          Chairman of the Board              February 26, 1999
Roger J. Weiss              and President (Principal
                            Executive Officer)
                            and Trustee


/S/ FRANCIS H. POWERS       Executive Vice President           February 26, 1999
Francis H. Powers           and Treasurer (Principal
                            Financial and Accounting
                                    Officer)


RAYMOND R. HERRMANN, JR.*   Trustee                            February 26, 1999
-------------------------
Raymond R. Herrmann, Jr.

SIGNATURE                      TITLE                        DATE
---------                      -----                        ----


LAURENCE J. ISRAEL*            Trustee                      February 26, 1999
Laurence J. Israel

GRAHAM E. JONES*               Trustee                      February 26, 1999
Graham E. Jones

PAUL MEEK*                     Trustee                      February 26, 1999
Paul Meek

WILLIAM B. ROSS*               Trustee                      February 26, 1999
William B. Ross

ROBERT A. STRANIERE*           Trustee                      February 26, 1999
Robert A. Straniere

ALAN WERBA*                    Trustee                      February 26, 1999
Alan Werba



*           By:          /S/ FRANCIS H. POWERS              February 26, 1999
                        ----------------------
                        Francis H. Powers
                        Attorney-in-fact

                                  EXHIBIT INDEX
                                  -------------


            The following exhibit is filed as part of this Registration
Statement.


EXHIBIT                 DESCRIPTION

(e)                     Principal Underwriting Agreement.

(h)                     Service Agreement.

(j)                     Independent Auditors' Consent.

(n)                     Financial Data Schedule.